Onvansertib Ph 1b/2 mCRC Trial Data Update

Mark Erlander, Ph.D. Chief Executive Officer

20222021 2008 2013 2017

20222021 2008 2013 2017

• • •

1st LINE 2nd LINE

2nd LINE HISTORICAL ORR 5% 11.4% 13%

91.1%

Onvansertib DOWNSTREAM S G2 G1 M

Katherine Ruffner, MD Chief Medical Officer

WEEKS 1−2 WEEKS 3−4

WEEKS 1−2 WEEKS 3−4 1 2 3

WEEKS 1−2 WEEKS 3−4 HISTORICAL ORR* 5% 11.4% 13% HISTORICAL mPFS* 4.5−5.7 mo 20% ≥6 mo

Enrollment*

No major/unexpected toxicities GRADE TEAEs* 1 2 3 4 All • • • GRADE TEAEs* 1 2 3 4 All

Evaluable Patients Jan 2021 As of Sept 16 As of Dec 3 As of Jan 18 Sept 2021

Jan 2021 As of Sept 16 As of Dec 3 As of Jan 18 Sept 2021 Evaluable Patients • Webcast data release • –

Jan 2021 As of Sept 16 As of Dec 3 As of Jan 18 Sept 2021 Evaluable Patients 1 2 3 Clinical benefits observed

% c h a n g e in t a rg e t le si o ns f ro m b a se lin e

% c h a n g e in t a rg e t le si o n s fr o m b a se lin e % c h a n g e in t a rg e t le si o n s fr o m b a se lin e Patients achieving CR+PR Patients achieving SD

KRAS Variant CR+PR SD PD Total 6

20222021

Predictive response biomarker • • CR+PR SD PD -100 -50 0 %Change in KRAS MAF Mean CR+PR -96 SD -74 PD -63 ✱ ✱✱

• – – – • •

CLINICAL PROGRAMS OTHER COMBINATIONS • • •

Preclinical IND En. Ph 0/1 Ph 2 Status Partners

DNA DAMAGING AGENTS MICROTUBULE TARGETING EPIGENETICS

Learn more at www.CardiffOncology.com



Cardiff Oncology™

# Onvansertib Ph 1b/2 mCRC Trial Data Update

TURNING THE TIDE ON CANCER

JANUARY 18, 2022

# Forward-looking statements

CERTAIN STATEMENTS IN THIS PRESENTATION ARE FORWARD-LOOKING within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of words such as "anticipate," "believe," "forecast," "estimated" and "intend" or other similar terms or expressions that concern our expectations, strategy, plans or intentions. These forward-looking statements are based on our current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, our need for additional financing; our ability to continue as a going concern; clinical trials involve a lengthy and expensive process with an uncertain outcome, and results of earlier studies and trials may not be predictive of future trial results; our clinical trials may be suspended or discontinued due to unexpected side effects or other safety risks that could preclude approval of our product candidates; risks related to business interruptions, including the outbreak of COVID-19 coronavirus, which could seriously harm our financial condition and increase our costs and expenses; uncertainties of government or third party payer reimbursement; dependence on key personnel; limited experience in marketing and sales; substantial competition; uncertainties of patent protection and litigation; dependence upon third parties; regulatory, and risks related to failure to obtain FDA clearances or approvals and noncompliance with FDA regulations. There are no guarantees that any of our technology or products will be utilized or prove to be commercially successful. Additionally, there are no guarantees that future clinical trials will be completed or successful or that any precision medicine therapeutics will receive regulatory approval for any indication or prove to be commercially successful. Investors should read the risk factors set forth in our Form 10-K for the year ended December 31, 2020, and other periodic reports filed with the Securities and Exchange Commission. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Forward-looking statements included herein are made as of the date hereof, and we do not undertake any obligation to update publicly such statements to reflect subsequent events or circumstances.

Mark Erlander, Ph.D.
Chief Executive Officer

# Objective response rate for mCRC trial exceeds SoC over time



Historical SoC* ORR
5%
11.4%
13%
2008
2013
2017



Onvansertib+SoC ORR (CR+PR) – all doses
36%
5 of 14
38%
12 of 32
35%
17 of 48†
Jan
Apr
Jul
Oct
Jan
2021
2022

† Jan 2022 ORR are interim data as of Dec 3, 2021 from an ongoing trial and unlocked database, and includes one subsequent PR achieved on follow up through Jan 18, 2022 press release

* 2008: Bennouna et al., Lancet Oncol 2013; 14: 29–37; 2013: Giessen et al., Acta Oncologica, 2015, 54: 187-193; 2017: Cremolini et al., Lancet Oncol 2020, 21: 497–507; and Antoniotti et al., Correspondence Lancet Oncol June 2020. SoC: Standard-of-care; ORR: objective response rate

# Median progression free survival for mCRC trial exceeds SoC over time


Historical SoC* mPFS (months)
5.7
4.5
5.6
2008
2013
2017


Onvansertib+SoC mPFS – all doses
9.4 months
9.4 months†
Jan
Apr
Jul
Oct
Jan
2021
2022

† Jan 2022 PFS are interim data as of Dec 3, 2021 from an ongoing trial and unlocked database
* 2008: Bennouna et al., Lancet Oncol 2013; 14: 29–37; 2013: Giessen et al., Acta Oncologica, 2015, 54: 187-193; 2017: Cremolini et al., Lancet Oncol 2020, 21: 497–507; and Antoniotti et al., Correspondence Lancet Oncol June 2020. SoC: Standard-of-care. mPFS: median progression free survival

# Onvansertib positions Cardiff Oncology to effectively target PLK1

## SPECIFICITY

Exquisitely specific for PLK1

| ENZYME | $IC_{50}$ (µM) |
|---|---|
| **PLK1** | **0.002** |
| PLK2 | >10 |
| PLK3 | >10 |
| CK2 | 0.4 |
| FLT3 | 0.4 |
| CDK1/CycB | >10 |
| 42 other kinases<br>and >140 in the Millipore panel | >10 |

## PROPERTIES

- Small molecule
- Oral dosing
- 24-hour half-life





## OPPORTUNITY

PLK1 is over-expressed in many cancer types[1]



Breast
Colorectal
Lung
Lymphomas
Leukemias
Ovarian
Prostate
Pancreatic



1. Renner Blood 2009; Mito Leukemia and Lymphoma 2005; 2005; Takai et al., Oncogene (2005) 24, 287–291

# Gaps in current mCRC therapies leave a significant unmet need

| | 1st LINE | 2nd LINE |
|---|---|---|
| *KRAS Normal* | FOLFOX (chemo) + bevacizumab + EGFR inhibitor | FOLFIRI (chemo) + bevacizumab |
| *KRAS Mutant* | FOLFOX (chemo) + bevacizumab | |


KRAS
Normal[1]
57.1%
KRAS
Mutant
42.9%

1. Jones R et al. Br J Cancer. 2017 Mar 28;116(7):923-929

# The prognosis for second-line mCRC patients is poor


500ml

## 2nd LINE

FOLFIRI (chemo) + bevacizumab

5-year survival: 10%

Drugs in development do not address most prevalent KRAS mutations

## HISTORICAL ORR

| | | |
|---|---|---|
| 5% | 2006 – 2008 | ML18147 Phase 3 Registrational Trial FOLFIRI + bev in second-line[1] |
| 11.4% | 2000 – 2013 | Systematic Literature-Based Analysis of 23 Randomized Trials (10,800 Patients) in Second-Line mCRC[2] |
| 13% | 2015 – 2017 | TRIBE2 Randomized Phase 3 Trial: SoC arm FOLFIRI + bev in Second-line following FOLFOX + bev First-line[3,4] |

1. Bennouna et al., Lancet Oncol 2013; 14: 29–37; 2. Giessen et al., Acta Oncologica, 2015, 54: 187-193; 3. Cremolini et al., Lancet Oncol 2020, 21: 497–507; 4, Antoniotti et al., Correspondence Lancet Oncol June 2020. mCRC: metastatic colorectal cancer

# Gaps in KRAS-mutated mCRC therapies leave a significant unmet need

**KRAS Mutations in mCRC[1]**


3.8%
G12C
G12D
G12V
KRAS Normal
G13D
G12S
G12A
Q61H
G13C

Investigational therapies (Amgen; Mirati) address the G12C KRAS mutation ***only***

1. Jones R et al. Br J Cancer. 2017 Mar 28;116(7):923-929

# Gaps in KRAS-mutated mCRC therapies leave a significant unmet need

**KRAS Mutations in mCRC[1]**


G12C
G12D
G12V
G13D
G12S
G12A
Q61H
G13C
KRAS Normal

**91.1%**

of patients with KRAS mutations miss out on targeted therapy

1. Jones R et al. Br J Cancer. 2017 Mar 28;116(7):923-929

# Gaps in KRAS-mutated mCRC therapies leave a significant unmet need

**KRAS Mutations in mCRC**[1]


G12C
G12D
G12V
G13D
G12S
G12A
Q61H
G13C
KRAS Normal


DOWNSTREAM
Onvansertib
Addresses all KRAS mutations because PLK1 activation is downstream of RAS
Cell nucleus
PLK1
CRAF
P
S
G2
G1
M
RAS MUTATIONS
RAF
MEK
ERK

1. Jones R et al. Br J Cancer. 2017 Mar 28;116(7):923-929

Katherine Ruffner, MD
Chief Medical Officer

# Ph 1b/2 trial of onvansertib in combination with FOLFIRI-bevacizumab in patients with KRAS-mutated mCRC



One Cycle = 28 Days
2nd-Line SoC: FOLFIRI
+ bevacizumab
WEEKS 1–2
6
7
8
9
10
11
12
13
14
ONVANSERTIB
2nd-Line SoC: FOLFIRI
+ bevacizumab
WEEKS 3–4
20
21
22
23
24
25
26
27
28
ONVANSERTIB

# Trial endpoints: disease response and exploratory biomarkers


2nd-Line SoC: FOLFIRI
+ bevacizumab
One Cycle = 28 Days
WEEKS 1–2
ONVANSERTIB
2nd-Line SoC: FOLF
+ bevacizumab
WEEKS 3–4
ONVANSERTIB

## EFFICACY ENDPOINTS

1. Primary: Objective Response Rate (ORR) per RECIST v1.1 in patients who receive ≥1 cycle of treatment
2. Secondary: Progression-Free Survival (PFS) and Duration of Response (DoR)
3. Exploratory: decrease in KRAS mutational burden and response to treatment

# Proof of concept criteria set to exceed historical ORR and mPFS

### HISTORICAL ORR*

| | |
|---|---|
| 5% | 2006 – 2008 |
| 11.4% | 2000 – 2013 |
| 13% | 2015 – 2017 |

### HISTORICAL mPFS*

4.5–5.7 mo

### PROOF OF CONCEPT CRITERIA

20% ORR

≥6 mo mPFS

* Bennouna et al., Lancet Oncol 2013; 14: 29–37; Giessen et al., Acta Oncologica, 2015, 54: 187-193; Cremol
Correspondence Lancet Oncol June 2020; ORR: Objective Response Rate; PFS: Progression-Free Survival

# Enrollment and patient demographics

## Enrollment*

| Number of Patients (N) | Phase 1b, Dose Level 0 Onvansertib 12 mg/m$^2$ | Phase 1b, Dose Level +1 Onvansertib 15 mg/m$^2$ | Phase 1b, Dose Level +2 Onvansertib 18 mg/m$^2$ | Phase 2 RP2D Onvansertib 15 mg/m$^2$ | Total Patients All Doses |
|---|---|---|---|---|---|
| Treated | 6 | 6 | 6 | 32 | 50 |
| Currently on treatment | 0 | 1 | 0 | 15 | 16 |

| Total Patients N=50 | Median [range] or n (%) |
|---|---|
| Age (years) | 61 [35-83] |
| Sex | |
| Male | 28 (56%) |
| Female | 22 (44%) |
| ECOG[1] | |
| 0 | 33 (69%) |
| 1 | 15 (31%) |
| Primary tumor site[2] | |
| Colon | 27 (55%) |
| Rectum | 17 (35%) |
| Other | 5 (10%) |

| Total Patients N=50 | Median n (%) |
|---|---|
| Liver metastasis[3] | |
| None | 11 (22%) |
| Liver and other | 29 (59%) |
| Liver only | 9 (18%) |
| Number of metastatic organs[4] | |
| 1 | 17 (35%) |
| ≥2 | 32 (65%) |
| Prior bevacizumab treatment[5] | |
| Yes | 33 (67%) |
| No | 16 (33%) |

as of 03-Dec-2021

* Jan 2022 data are interim as of Dec 3, 2021 from an ongoing trial and unlocked database. 1. ECOG not reported for two patients; 2. Primary tumor site not reported for one patient; 3. Liver metastasis presence not reported for one patient; 4. Number of metastatic organs not reported for one patient; 5. Prior bevacizumab treatment not reported for one patient

# Safety: onvansertib in combination with FOLFIRI-bev is well-tolerated

N=50

## No major/unexpected toxicities

- Of all TEAEs, only 11% (84/788) were G3/G4
- 7 patients had a total of 11 G4 adverse events:
  - Neutropenia (n=7); Decreased WBC (n=2); Neutropenic fever (n=1); Hyperphosphatemia (n=1)
- Discontinuation of the 5-FU bolus + use of growth factors ameliorated the severity of neutropenia observed

| | GRADE | | | | |
|---|---|---|---|---|---|
| TEAEs* | 1 | 2 | 3 | 4 | All |
| Neutropenia | 1 | 13 | 15 | 6 | 35 |
| Fatigue | 15 | 15 | 3 | 0 | 33 |
| Nausea | 24 | 7 | 2 | 0 | 33 |
| Diarrhea | 15 | 7 | 2 | 0 | 24 |
| Abdominal Pain | 13 | 7 | 1 | 0 | 21 |
| Mucositis | 11 | 6 | 2 | 0 | 19 |
| Alopecia | 17 | 2 | 0 | 0 | 19 |
| WBC Decrease | 6 | 9 | 2 | 1 | 18 |
| Platelet Count Decrease | 10 | 4 | 1 | 0 | 15 |
| Hypertension | 2 | 8 | 5 | 0 | 15 |

| | GRADE | | | | |
|---|---|---|---|---|---|
| TEAEs* | 1 | 2 | 3 | 4 | All |
| Anemia | 9 | 4 | 1 | 0 | 14 |
| Vomiting | 9 | 3 | 1 | 0 | 13 |
| Musculoskeletal Pain† | 11 | 1 | 0 | 0 | 12 |
| Infection† | 3 | 4 | 4 | 0 | 11 |
| Hemorrhage† | 8 | 0 | 1 | 0 | 9 |
| Headache | 7 | 0 | 0 | 0 | 7 |
| Neuropathy | 5 | 2 | 0 | 0 | 7 |
| GERD | 7 | 0 | 0 | 0 | 7 |
| ALT Increase | 4 | 0 | 1 | 0 | 5 |

as of 03-Dec-2021

* Jan 2022 data are interim as of Dec 3, 2021 from an ongoing trial and unlocked database. N: number of patients (total N=50); events shown occurred in ≥10% of patients; numbers indicate number of patients experiencing the event, (regardless of causality); each patient is only counted once and only for the highest grade of a given event. TEAEs: Treatment Emergent Adverse Events

† Musculoskeletal pain, infection and hemorrhage are pooled terms

# Rapid trial enrollment: increase in evaluable population over past year

## Evaluable Patients

| | ASCO-GI Jan 2021 | KOL Event Sept 2021 | ASCO-GI 2022 | | |
|---|---|---|---|---|---|
| | | | Abstract As of Sept 16 | Poster As of Dec 3 | Webcast As of Jan 18 |
| All Doses | 14 | 32 | 44 | 48 | **48** |
| RP2D (15mg/$m^2$) | | 19 | 31 | 35 | **35** |

# Today's webcast includes additional response data vs. ASCO-GI poster

Eval

## Webcast data release

- 16 patients remain on treatment at Dec 3, 2021 (ASCO-GI poster cutoff date)

---

- One additional initial PR after Dec 3, 2021
  - Patient 01-046: PR from scan on Dec 27

| OL Event 2021 | ASCO-GI 2022 | | |
|---|---|---|---|
| | Abstract As of Sept 16 | Poster As of Dec 3 | Webcast As of Jan 18 |
| | 44 | 48 | **48** |
| | 31 | 35 | **35** |

# Efficacy events of interest

Eval

## Clinical benefits observed

1. 1 of 48 (2%) (with 41mm measurable disease) had a **confirmed Complete Response**
2. 5 of 48 (10%) left trial for **potentially curative** metastasis-directed therapy
3. 1 initial PR occurred at the **8-month scan**

| OL Event 2021 | ASCO-GI 2022 Abstract As of Sept 16 | ASCO-GI 2022 Poster As of Dec 3 | Webcast As of Jan 18 |
|---|---|---|---|
| | 44 | 48 | 48 |
| | 31 | 35 | 35 |

Jan 2022 data are interim as of Dec 3, 2021 from an ongoing trial and unlocked database, and includes one subsequent PR achieved on follow up through Jan 18, 2022 press release

# Efficacy: 92% disease control rate (DCR)

## **Best Radiographic Response*** – all doses (as of Dec 3, 2021)



Complete Response
Partial Response
Stable Disease
Confirmed CR
Confirmed PR
Progressive Disease
Patients treated at the RP2D
% change in target lesions from baseline
100
0
-30
-100
30% tumor reduction
Patient 01-046 achieved a PR after the Dec 3 cutoff date
02-015
03-051
04-055
02-008
06-036
07-030
05-059
06-021
03-043
03-022
01-011
06-039
01-014
02-016
05-048
01-045
07-047
01-020
07-049
02-031
02-012
05-060
01-053
01-003
06-040
07-029
07-035
07-050
01-006
07-058
01-054
01-046
04-038
03-034
02-028
04-023
04-032
01-007
05-056
01-018
01-010
03-027
02-005
01-019
02-004
05-042
01-013
05-033

| | | |
|---|---|---|
| Objective Response* (CR + PR) | | |
| – All doses | 17 / 48 | 35% |
| – RP2D | 12 / 35 | 34% |
| Tumor Reduction | 33 / 48 | 69% |
| DCR (CR + PR + SD) | 44 / 48 | 92% |

* Waterfall plot and table reflect interim data as of Dec 3, 2021 from an ongoing trial and unlocked database, and indicates one subsequent PR achieved on follow up through Jan 18, 2022 press release

# Efficacy: 92% disease control rate (DCR)

**Best Radiographic**


100
0
-30
-100
% change in target lesions from baseline
30% tumor reduction
Patient 01-046 achieved a PR after the Dec 3 cutoff date
1 2 3 4
01-046
04-038
03-034
02-028
04-023
04-032
01-007
05-056
01-018
01-010
03-027
02-005
01-019
02-004
05-042
01-013
05-033

**PR confirmation status**

RP2D
1. Waiting for confirmatory scan; remains on trial
2. Regressed to SD (-31 to -25%); potentially curative surgery

All other doses
3. Regressed to SD (-32 to -24%); remains on trial
4. Discontinued for unrelated AE (Hep. B)

| | | |
|---|---|---|
| | 17 / 48 | 35% |
| – RP2D | 12 / 35 | 34% |
| Tumor Reduction | 33 / 48 | 69% |
| DCR (CR + PR + SD) | 44 / 48 | 92% |

* Waterfall plot and table reflect interim data as of Dec 3, 2021 from an ongoing trial and unlocked database, and indicates one subsequent PR achieved on follow up through Jan 18, 2022 press release

# Deepening of responses observed as patients remain on treatment

**Change in tumor size from baseline*** – all doses (as of Dec 3, 2021)



100
20
0
-30
-100
% change in target lesions from baseline
0
2
4
6
8
10
12
14
16
18
Months on treatment
Progressive disease
Stable disease
Partial Response
Complete Response

* Spider plot reflects interim data as of Dec 3, 2021 from an ongoing trial and unlocked database

# Deepening of responses observed as patients remain on treatment

**Change in tumor size from baseline*** – all doses (as of Dec 3, 2021)



Patients achieving CR+PR
% change in target lesions from baseline
60
20
0
-30
-100
0
2
4
6
8
10
12
14
16
Months on treatment



Patients achieving SD
% change in target lesions from baseline
60
20
0
-30
-100
Patient 01-046 achieved a PR after the Dec 3 cutoff date
0
2
4
6
8
10
12
14
16
18
Months on treatment

* Spider plots reflect interim data as of Dec 3, 2021 from an ongoing trial and unlocked database, and indicates one subsequent PR achieved on follow up through Jan 18, 2022 press release

# Initial disease responses may occur from week 8 to week 32



On Treatment
Cause of Discontinuation
Pursued metastasis-directed therapies
Progressive Disease
Patient decision
Chemo fatigue
Adverse Event
Response
Confirmed Complete Response
Complete Response
Confirmed Partial Response
Partial Response
Stable Disease
Progressive Disease
Patient 01-046 achieved a PR after the Dec 3 cutoff date
0
2
4
6
8
10
12
14
16
18
20
22
Months on Treatment

## Swimmer plot† – all doses (as of Dec 3, 2021)

| | |
|---|---|
| Evaluable Patients – all doses | 48 |
| Time of initial PR | |
| 8-week scan | 8 |
| 16-week scan | 3 |
| 24-week scan | 5 |
| 32-week scan† | 1 |

* Three patients were excluded from the RP2D efficacy evaluation because they received onvansertib 12 mg/m[2] instead of the assigned per protocol dose of 15 mg/m[2]

† Swimmer plot and table reflect interim data as of Dec 3, 2021 from an ongoing trial and unlocked database, and indicates one subsequent PR achieved on follow up through Jan 18, 2022 press release

# The all-dose cohort achieved responses across several KRAS mutations



G12C
G12D
G12V
G13D
G12S
G12A
Q61H
G13C

Frequency of Common KRAS Mutations in mCRC[1]

Onvansertib responses across KRAS mutations (as of Dec 3, 2021)

| KRAS Variant | CR+PR | SD | PD | Total |
|---|---|---|---|---|
| G12D | 6* | 7* | 1 | 14 |
| G12V | 1 | 8 | 1 | 10 |
| G13D | 4 | 2 | | 6 |
| G12A | 3 | 3 | | 6 |
| A146T | 1 | 3 | | 4 |
| G12S | | 3 | 1 | 4 |
| G12C | 1 | 1 | 1 | 3 |
| Q61H | 1 | | | 1 |
| Total | 17* | 27* | 4 | 48 |

1. Jones R et al. Br J Cancer. 2017 Mar 28;116(7):923-929

* Patient 01-046 (with a G12D mutation) achieved a PR after the Dec 3, 2021 data cutoff date and is included in the table above as a 6th PR in the G12D line and 17th PR in the total line

# ORR continues to exceed the SoC and PoC threshold over time

Historical SoC* ORR


5%
11.4%
13%
2008
'13
'17

**Onvansertib+SoC ORR over time** (as of Dec 3, 2021)


36% ALL DOSES
5 of 14
RP2D
42%
8 of 19
38%
ALL DOSES
12 of 32
ALL DOSES
35% 17 of 48 †
34% RP2D
12 of 35 †
Jan
Apr
Jul
Oct
Jan
2021
2022

† Jan 2022 ORR are interim data as of Dec 3, 2021 from an ongoing trial and unlocked database, and includes one subsequent PR achieved on follow up through Jan 18, 2022 press release

* 2008: Bennouna et al., Lancet Oncol 2013; 14: 29–37; 2013: Giessen et al., Acta Oncologica, 2015, 54: 187-193; 2017: Cremolini et al., Lancet Oncol 2020, 21: 497–507; and Antoniotti et al., Correspondence Lancet Oncol June 2020. SoC: Standard-of-care; PoC: Proof-of-concept

# Median PFS continues to exceed the SoC and PoC threshold over time

**Progression free survival**† – all doses (as of Dec 3, 2021)



Probability of survival
1.00
0.75
0.50
0.25
0.00
Median PFS
9.4
0
5
10
15
20
Cumulative number of events
Strata
All
0
9
17
17
18
0
5
10
15
20
Follow up time (months)



SoC vs. Onvansertib+SoC*
Months 0
5
10
2008
5.7
2013
4.5
2017
5.6
Onvansertib
9.4

† mPFS is interim data as of Dec 3, 2021 from an ongoing trial and unlocked database

* 2008: Bennouna et al., Lancet Oncol 2013; 14: 29–37; 2013: Giessen et al., Acta Oncologica, 2015, 54: 187-193; 2017: Cremolini et al., Lancet Oncol 2020, 21: 497–507; and Antoniotti et al., Correspondence Lancet Oncol June 2020. SoC: Standard-of-care; PoC: Proof-of-concept

# Early KRAS MAF ctDNA decrease correlates with radiographic response

## Predictive response biomarker

- 87% (13/15) of PR patients had ≥90% decrease in KRAS MAF after the 1st cycle
- 35% (9/26) of SD patients and none of the PD patients (n=4) had such a decrease

**% KRAS Mutant Allelic Frequency (MAF)***
decrease after one 28-day treatment cycle
(as of Dec 3, 2021)


**
*
0
-50
-100
% Change in KRAS MAF from baseline after 1 cycle of treatment
-90%
Patient 01-046 achieved a PR after the Dec 3 cutoff date
CR+PR
SD
PD

| | CR+PR | SD | PD |
|---|---|---|---|
| Mean | -96 | -74 | -63 |

One way ANOVA, **$p<0.01$, *$p<0.05$

* KRAS MAF measured by droplet digital PCR (ddPCR) at baseline (day 1 of cycle 1, pre-dose) and on-treatment (day 1 of cycle 2). 1 PR and 2 SD patients had undetectable KRAS at baseline. KRAS MAF plot reflects interim data as of Dec 3, 2021 from an ongoing trial and unlocked database, and indicates one subsequent PR achieved on follow up through Jan 18, 2022 press release

# KRAS-mutated mCRC: Cardiff Oncology's next steps

Cardiff Oncology management has decided to expand the activated Phase 2 trial and enroll ~40-50 additional patients as we prepare for initiation of the pivotal trial

- Obtain additional patient data:
  - Safety
  - Efficacy
  - Pharmacokinetic/pharmacodynamic (biomarkers)
- Continue assessing the value of KRAS response biomarker
- Keep current sites activated to lead into pivotal trial

# Anticipated catalysts over the next twelve months

# 2022

## CLINICAL PROGRAMS

*Mid 2022*

mCRC Phase 1b/2 data release

Launch pivotal trial

mPDAC Phase 2 data release

mCRPC Phase 2 data release

## OTHER COMBINATIONS

- **Ovarian** cancer with PARPi
- **Breast** cancer with paclitaxel
- **Medulloblastoma** with radiation (pediatric)

# Our pipeline opens many attractive opportunities for onvansertib

| | | Preclinical | IND En. | Ph 0/1 | Ph 2 | Status | Partners |
|---|---|---|---|---|---|---|---|
| mCRC | FOLFIRI/bev | | | | | Enrolled | |
| mPDAC | Onivyde/5-FU | | | | | Enrolling | |
| mCRPC | Abiraterone | | | | | Enrolling | |
| mPDAC | Biomarker | | | | | Target Q1, '22 | Oregon Health & Science University |
| TNBC | Combo w/ Paclitaxel | | | | | Development | Dana-Farber Cancer Institute |
| SCLC | Single agent | | | | | Development | UPMC |
| CMML | Single agent | | | | | Development | Mayo Clinic |
| Medullo-blastoma | Combo w/ radiation | | | | | Development | University of Denver |
| Ovarian | PARP inhibitors | | | | | Preclinical | Dana-Farber Cancer Institute |

# Cardiff Oncology has many attractive options for onvansertib

| | DNA DAMAGING AGENTS | | | MICROTUBULE TARGETING | | | EPIGENETICS |
|---|---|---|---|---|---|---|---|
| | CHEMOTHERAPY | PARP INHIBITORS | RADIATION | DISRUPT | FREEZE | DISCONNECT | LSD1 INHIBITORS |
| mCRC | Phase 1b/2 Trial | | | | | | |
| mPDAC | Phase 2 Trial | ⬡⬡⬡ | | | ⬡⬡⬡ | | |
| mCRPC | ⬡⬡⬡ | ⬡⬡⬡ | | | | Phase 2 Trial | ⬡⬡⬡ |
| Ovarian | | ⬡⬡⬡ | | ⬡⬡⬡ | ⬡⬡⬡ | | |
| Breast | | ⬡⬡⬡ | | | ⬡⬡⬡ | | |
| SCLC | ⬡⬡⬡ | ⬡⬡⬡ | | | ⬡⬡⬡ | | ⬡⬡⬡ |
| Medullo-blastoma | | | ⬡⬡⬡ | | | | |

⬡⬡⬡ = Cardiff Oncology potential

# Our leadership is highly skilled in drug development



Mark Erlander, PhD
*CEO*



Kathrine Ruffner, MD
*CMO*



Charles Monahan, RPh
*SVP, Regulatory*



Vicki Kelemen
*COO*



Tod Smeal, PhD
*CSO*



Jamie Levine
*CFO*



Brigitte Lindsay
*VP, Finance*

# Cardiff Oncology at a glance

Clinical-stage biotech company developing onvansertib, an oral, highly-selective Polo-Like Kinase 1 (PLK1) inhibitor, to treat cancers with the greatest medical needs for new treatment options

| | |
|---|---|
| Exchange | Nasdaq: CRDF |
| Cash, Cash Equivalents and Investments[1] | $134.0M |
| Cash used in Operating Activities[1] (9/30/21 YTD) | $15.7M |
| Headquarters | San Diego, CA |

1. As of 9/30/21. The above financial information is derived from our unaudited financials in Form 10Q filed on 11/04/21. Cash, cash equivalents and investments does not include the $15M raised from the Pfizer investment in November 2021

Learn more at www.CardiffOncology.com

# Appendix: Summary of onvansertib mCRC Ph1b/2 trial data over time

| | ASCO GI Jan 2021 | KOL Event Sept 2021 | | ASCO GI Jan 2022 | | | | Investor Webcast Jan 2022 | |
|---|---|---|---|---|---|---|---|---|---|
| | | | | Abstract | | Poster | | | |
| Data Cutoff Date | Nov 1, 2020* | July 2, 2021* | | Sep 16, 2021 | | Dec 3, 2021 | | Dec 3, 2021 + efficacy follow up through Jan. 18 | |
| | All Doses | All Doses | RP2D | All Doses | RP2D | All Doses | RP2D | All Doses | RP2D |
| | | | | | | At data cutoff | | After data cutoff | |
| Evaluable Patients | 14 | 32 | 19 | 44 | 31 | 48 | 35 | 48 | 35 |
| ORR (CR+PR) | 36% (5) | 38% (12) | 42% (8) | 36% (16) | 35% (11) | 33% (16) | 31% (11) | 35% (17) | 34% (12) |
| Confirmed PRs | 29% (4) | 31% (10) | 37% (7) | Data not disclosed in abstract | | 27% (13) | 29% (10) | 1 patient waiting for confirmatory scan | |
| mPFS | - | 9.4 mo | NR | | | 9.4 mo | NR | No change from poster | |
| Disease control rate (CR+PR+SD) | 86% (12) | 94% (30) | 100% (19) | | | 92% (44) | 94% (33) | | |

* Data release include certain follow up data. "Investor Webcast Jan 2022" column reflects interim data as of Dec 3, 2021 from an ongoing trial and unlocked database, and indicates one subsequent PR achieved on follow up through Jan 18, 2022 press release. NR: Not reached